UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2023

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 8.01. Other Events.

On February 1, 2023, Sesen Bio, Inc. (the “Company”) announced that the U.S. District Court for the Southern District of New York (the “Court”) issued an order on January 31, 2023 granting final approval of the settlement of the consolidated shareholder class action captioned In re Sesen Bio, Inc. Securities Litigation, Master File No. 1:21-cv-07025-AKH (the “Securities Litigation”), in accordance with the Stipulation and Agreement of Settlement that the Company disclosed in a Current Report on Form 8-K dated August 17, 2022. As previously disclosed in the Company’s Current Report on Form 8-K dated September 29, 2022, the Court issued an order on September 28, 2022 granting preliminary approval of the settlement of the Securities Litigation.

Information concerning the settlement of the Securities Litigation was sent directly to potential class members by the claims administrator and was posted on a website (www.sesenbiosecuritiessettlement.com) developed for purposes of providing information about the settlement. Information contained in or accessible through that website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

The Company also disclosed in a Current Report on Form 8-K dated November 9, 2022, that the U.S. District Court for the District of Massachusetts granted final approval of the settlement of the previously disclosed consolidated derivative lawsuits captioned In re Sesen Bio, Inc. Derivative Litigation, Lead Case No. 1:21-cv-11538, the derivative lawsuit captioned Tang v. Sesen Bio, Inc., et al., Case No. 2281-cv-00135 and other potential related derivative claims (collectively, the “Derivative Litigation”), in accordance with the Stipulation of Settlement that the Company disclosed in a Current Report on Form 8-K dated August 30, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 1, 2023

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer